                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                       (Including the Associated Rights)

                                       of

                           RECOVERY ENGINEERING, INC.

                       Pursuant to the Offer to Purchase
                            Dated September 1, 1999

                                       by

                                 TENZING, INC.

                      a direct wholly owned subsidiary of

                          THE PROCTER & GAMBLE COMPANY

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
     TIME, ON WEDNESDAY, SEPTEMBER 29, 1999, UNLESS THE OFFER IS EXTENDED.

                               The Depositary is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

         By Mail:            By Hand in New York:     By Hand/Overnight Couri-
                                                                er:



Reorganization Department Reorganization Department
       PO Box 3301               120 Broadway        Reorganization Department
   South Hackensack, NJ           13th Floor             85 Challenger Road
          07606               New York, NY 10271          Mail Stop-Reorg
                                                     Ridgefield Park, NJ 07660

          By Facsimile Transmission (for eligible institutions only):

                                 (201) 296-4293

              To Confirm Receipt of Notice of Guaranteed Delivery:

                                 (201) 296-4860

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  Name(s) and Address(es) of
     Registered Holder(s)
  (Please fill in, if blank,
      exactly as name(s)
       appear(s) on the                       Certificate(s) Enclosed
       Certificate(s))             (Attach additional signed list, if necessary)
------------------------------------------------------------------------------------
                                                  Total Number of
                                                      Shares
                                                    Represented
                                  Certificate           by             Number of
                                  Number(s)*      Certificate(s)*  Shares Tendered**
                               -----------------------------------------------------

                               ----------------------------------------------------

                               ----------------------------------------------------

                               ----------------------------------------------------

                               ----------------------------------------------------

                               Total Number of
                                    Shares
------------------------------------------------------------------------------------

  * Need not be completed by shareholders delivering Shares by book-entry transfer through the Depositary.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
 [_]CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION
 12.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders of Recovery Engineering, Inc. if (i) certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or (ii) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, L.L.C. at The Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Account Number: _________________________________________________________ at

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Stockholder(s): ______________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Tenzing, Inc. ("Offeror"), a Minnesota corporation and a direct, wholly owned subsidiary of The Procter & Gamble Company, an Ohio corporation ("Parent"), the above-described shares of Common Stock, par value $0.01 per share (the "Common Stock"), including the associated stock purchase rights issued pursuant to the Rights Agreement, dated January 30, 1996, as amended, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights" and, together with the Common Stock, the "Shares") of Recovery Engineering, Inc., a Minnesota corporation (the "Company"), pursuant to Offeror's offer to purchase all of the outstanding Shares at a purchase price of $35.25 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 1, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together with the Offer to Purchase collectively constitute the "Offer"). The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of August 26, 1999 (the "Merger Agreement"), by and among Parent, Offeror and the Company. The undersigned understands that Offeror reserves the right to transfer or assign, in whole or from time to time in part, to any of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Offeror of its obligations under the Offer or prejudice the rights of the tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of, or payment for, the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after August 26, 1999) and appoints ChaseMellon Shareholder Services, L.L.C. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and such other shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and such other shares or securities), or transfer ownership of such Shares (and such other Shares or securities) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (b) present such Shares (and such other shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and such other shares or securities), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints each designee of Offeror as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the rights of the undersigned with respect to the Shares tendered herewith and accepted for payment by Offeror prior to the time of any vote or other action (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Offeror accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the shareholder with respect to such Shares (and such other shares and securities) will, without further action, be revoked and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Offeror will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof by written consent in lieu of any such meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for such Shares, Offeror must be able to exercise full voting and other rights with respect to such Shares (and such other shares and securities), including voting at any meeting of shareholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and that when the same are accepted for payment by Offeror, Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and such other shares or securities).

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Offeror may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Shares not tendered or not purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of book-entry delivery of Shares, please credit the account maintained at a Book-Entry Transfer Facility with respect to any Shares not accepted for payment. The undersigned recognizes that Offeror has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if Offeror does not accept for payment any of the Shares so tendered.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6, and 7)          (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares accepted for payment               Shares accepted for payment
 and/or Certificates for Shares            and/or Certificates for Shares
 not tendered or not accepted for          not tendered or not accepted for
 payment are to be issued in the           payment are to be mailed to some-
 name of someone other than the            one other than the undersigned or
 undersigned, or if Shares deliv-          to the undersigned at an address
 ered by book-entry transfer that          other than that shown above.
 are not accepted for payment are
 to be returned by credit to an            Mail check and/or certificate(s)
 account maintained at a Book-En-          to:
 try Transfer Facility other than
 the account indicated above.              Name______________________________
                                                 (Please Type or Print)
 Mail check and/or certificate(s)
 to:                                       Address __________________________

 Name _____________________________        __________________________________
       (Please Type or Print)                     (Include a Zip Code)

 Address __________________________        __________________________________
                                                 (Recipient's Taxpayer
                                           Identification or Social Security
 __________________________________                     Number)

                                           (Also complete Substitute Form W-
        (Include a Zip Code)                            9 below)



 __________________________________

       (Recipient's Taxpayer
 Identification or Social Security
              Number)

 (Also complete Substitute Form W-
              9 below)

                                   IMPORTANT:

                             SHAREHOLDER: SIGN HERE
                  (Please Complete Substitute Form W-9 Below)
 ............................................................................
 ............................................................................
                        Signature(s) of Shareholder(s)
 Dated: ........................., 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).


 Name(s):....................................................................
                             (Please Type or Print)

 Capacity (full title): .....................................................

 Address:....................................................................

      .....................................................................
                              (Include a Zip Code)

      .....................................................................

 Area Code and Telephone Number: ............................................
                                     (home)

                         ....................................................
                                   (business)

 Tax Identification Number or Social Security Number: .......................
                                         (See Substitute Form W-9 below)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.

 Authorized Signature(s): ...................................................

 Name: ......................................................................
                           (Please Type or Print)

 Title: .....................................................................

 Name of Firm: ..............................................................

 Address:....................................................................

 ............................................................................
                             (Include a Zip Code)

 Area Code and Telephone Number: ............................................

 Dated: ..............................................................., 1999

          TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS OF SECURITIES

            PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.
-------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR    TIN: _________________
      SUBSTITUTE        TIN IN THE BOX AT THE RIGHT    (Social Security Number
       Form W-9         AND CERTIFY BY SIGNING AND               or
                        DATING BELOW.                  Taxpayer Identification
                                                               Number)

                       --------------------------------------------------------

   Department of the    Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
       Treasury         CERTIFY THAT:
   Internal Revenue
        Service         Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

                              (See Instructions).

                       --------------------------------------------------------
  Payer's Request for   (1) The number shown on this form is my correct TIN
       Taxpayer             (or I am waiting for a number to be issued to
    Identification          me); and
  Number ("TIN") and
     Certification      (2) I am not subject to backup withholding because
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                            Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                       --------------------------------------------------------

                        Signature: _________________________   Date: _________


Certification Instructions--You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2) of Part 3.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me will be withheld, but such amounts will be refunded to me if I then provide a TIN within sixty (60) days.

 Signature: __________________________________________     Date: _____________

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, signatures on Letters of Transmittal must be guaranteed by a bank, broker, dealer, credit union or savings association or other entity that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. (each of the foregoing being referred to as an "Eligible Institution" and, collectively, as "Eligible Institutions"), except in cases where Shares are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Delivery Instructions" or the box labeled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of any Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Certificates not accepted for payment or not tendered are to be returned, to a person other than the registered holder, then the Certificates must be endorsed or accompanied by duly executed stock powers, in either case, signed exactly as the name of the registered holder appears on such Certificates, with the signatures on such Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. Requirements of Tender. This Letter of Transmittal is to be used if (i) Certificates are to be forwarded herewith or (ii) unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Depositary prior to the Expiration Date; and (c) the Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the NASDAQ National Market is open for business.

  The method of delivery of Shares, the Letter of Transmittal and all other required documents, including delivery through a Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate schedule attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares represented by the old Certificate(s) will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case, the Certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appears(s) on the Certificate(s) for such Shares. Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates for such Shares. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to an account maintained at a Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be credited to an account maintained at a Book-Entry Transfer Facility.

  8. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the shareholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a penalty and 31% federal income tax backup withholding on the payment of the purchase price for the Shares. If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the tendering shareholder should follow the instructions set forth in Part 3 of the

Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number." If the shareholder has indicated in Part 3 that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price. Such amounts, however, will be refunded if a TIN is provided to the Depositary within 60 days.

  9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

  10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone number set forth below.

  11. Waiver of Conditions. The conditions of the Offer may be waived by Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in Offeror's sole discretion.

  12. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Transfer Agent, Norwest Bank Minnesota, N.A., at (651) 450-4058. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such shareholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

  To prevent backup federal income tax withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

What Number to Give the Depositary

  The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

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

  MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL.

  Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be promptly furnished at the Offeror's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.
                                77 Water Street
                           New York, New York 10005

                        Banks and Brokerage Firms Call:
                                (212) 425-1685
                          All Others Call Toll Free:
                                (800) 549-6697

                     The Dealer Manager for the Offer is:

                               J.P. Morgan & Co.
                                60 Wall Street
                           New York, New York 10260
                        Call Toll Free: (877) 639-5307

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